UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17 South Briar Hollow Lane, Suite 100, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 881-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	AE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2019, Adams Resources & Energy, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors (“Board”), upon the recommendation of the Nominating and Corporate Governance Committee, elected Dennis E. Dominic to the Board, effective November 5, 2019.

Mr. Dominic, age 67, has more than 40 years of experience in the oil business in the areas of refining, marketing and trading. He retired from Valero Energy Corporation (“Valero”) in July 2019 where he served as Vice President of Domestic Crude Supply and Trading from January 2002 until his retirement.

Prior to his more than 17 years of service at Valero, Mr. Dominic worked at and enjoyed increasing levels of responsibility at Conoco, Inc., Horizon Trading Company and Sigmor Refining Company (“Sigmor”). In 1982, Mr. Dominic joined Diamond Shamrock Refining Company (“Diamond Shamrock”) when it acquired Sigmor. In 1996, Mr. Dominic joined Ultramar Diamond Shamrock (“Ultramar”) upon Ultramar’s merger with Diamond Shamrock. He was with Ultramar from 1996 until Ultramar was purchased by Valero in 2001.

Mr. Dominic holds a Bachelor of Applied Arts and Sciences from Southwest Texas State University and Master of Business Administration from Incarnate Word University.

The Board has affirmatively determined that Mr. Dominic is independent of the Company and its management under NYSE American LLC continued listing standards and Item 407(a) of Regulation S-K.

There are no arrangements or understandings between Mr. Dominic and any other persons, pursuant to which he was appointed to the office described above and no family relationships among any of the Company’s directors or executive officers and Mr. Dominic. Mr. Dominic does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Dennis E. Dominic to the Company’s Board is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Adams Resources & Energy, Inc. issued November 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date:	November 12, 2019	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)